Exhibit 10.8

Purchase and sale of shares of the company “SOLAR ROCKET, SL” “Unipersonal” Granted by “Crocodile Investment, SL. Unipersonal”

In favor of FRANCISCO DE BORJA PELL.ICER LOPEZ.”

NUMBER ONE HUNDRED SIXTY- ONE (161). ------------

In VALENCIA, my residence,on the sixth of March two thousand fifteen.-----------------------------------

Before me, SANTIAGO MOMPO GIMENO, Notary of this

Capital and of the Illustrious College of Valencia. --------

==== APPEARS ====

From one part:

MR. ENRIQUE SELVA BELLVIS, of legal age, married, neighbor of Pucol (46530), province of Valencia, with address in Plaza Andrés Segovia, Under; Provided with National Identity Document and Tax Identification Number, as accredited to me, 33.458.501-X. _____________________

And from the other side:--------- -----------------------

FRANCISCO DE BORJA PELLICER LÓPEZ,

commercial director , of legal age, married to Mrs Maria Valero Campos under the supplementary legal regime of common property law, neighbor of Betera (46117), province of Valencia, domiciled at Calle Alosa, 1, block 3-26, Urbanization Torre En Conill; Provided with National Identity Document _ and Tax Identification Number, according to me accredited, 22.583.264-R.---------------------------

I make sure of your identity by documentation reviewed.-----------------------------------------

==== INTERVENE ====

1) .- MR. ENRIQUE SELVA BELLVIS: ---------------

A) In name and representation as SOLE ADMINISTRATOR of the company “CROCODILE INVESTMENT, SL” UNIPERSONAL, of Spanish nationality, domiciled at 46002-Valencia, Xátiva street number 14-lC, constituted for an indefinite period in writing authorized by the undersigned Notary, on the 8th day of November 2013, protocol number 2,342. Consists registered in the Mercantile Registry of the Province of Valencia, volume 9712 general, page 14, page number V-156.741. With CIF, number B-98584089.---------

The Company’s corporate purpose is: l.- The purchase, sale, management and administration of securities and company shares representative of the own funds of resident and non-resident entities in Spanish territory, all with the exception of what is established in Law 46/1984 of December 26, regulating the institutions of collective investment, and what is established for securities agencies by Law 24/1988, of the Stock Market, of July 26.

2.- Intermediation in the provision of advisory services in financial and economic matters, and the management and direction of companies.

3. - The activities of real estate promotion, construction, purchase, sale, rental, excluding financial, and possession of real estate.

4.- The purchase and sale of photovoltaic solar plants, the creation of new plants, and their exploitation, being able to carry out said activity either directly or through investee companies.------

He is legitimized for this granting by virtue of his position as SOLE ADMINISTRATOR, which he states is in force and for which he was appointed for an indefinite period in the aforementioned deed of constitution, which is duly registered in the Mercantile Registry, causing its 1st registration , whose authorized and registered copy I have in view, therefore, under my responsibility, in accordance with article 98 of Law 24/2001 of December 27, I judge the appearing party with sufficient representative powers to the effects of the granting of this deed of PURCHASE AND SALE OF COMPANY SHARES, since it results in the appointment, term and acceptance of the position of said gentleman.------

The person appearing in the representation that he holds declares that his position has been in force and that the circumstances of the Company he represents are those that have been stated herein, and have not changed.-------- ---------------

He assures me of the validity of his position, representative faculties and the persistence of the legal capacity of the entity he represents.------------

BENEFICIAL OWNERSHIP.- I, the Notary, expressly state that I have complied with the obligation to identify the beneficial owner imposed by Law 10/2010 of April 28, the result of which is stated in the Act authorized by the Notary Public of Valencia, Santiago Mompó Gimeno, on November 29, 2013, with protocol number 2,520, stating that its content has not been modified.----------- ------------------------------

B) And, in addition, MR. ENRIQUE SELVA BELLVIS intervenes in the name and representation as SOLE ADMINISTRATOR of the company “SOLAR ROCKET, S.L.” UNIPERSONAL, of Spanish nationality, domiciled at 46002 - Valencia, Játiva street, number 14, 1 ° - C. Established for an indefinite period under the name of DISTRITECH SOLUTIONS , S.L., by means of a deed authorized by the Notary of Valencia, Mr. Jose Alicarte Domingo, dated September 18, 2013, protocol number 2,287. Its name was changed to the current one by virtue of a deed authorized by the Notary of Valencia, Mr. Jose Alicarte Domingo, October 7, 2013, protocol number 2457. It is registered in the Mercantile Registry of the Province of Valencia, lathe 9686 general, page 44, page number V-155. 858, inscription the . With C.I. F., number B-98569619. --- -

The Company ’s corporate purpose is :

The acquisition, distribution, and sale of electrical and electronic equipment for the development of renewable energy projects, such as solar panels, inverters, chargers, regulators, batteries and structures.---------------- -----------

He is legitimized for this grant by virtue of his position as Sole Administrator, which he declares to be in force and for which he was appointed for an indefinite period in the aforementioned deed of incorporation, which is duly registered in the Mercantile Registry, causing its 1st registration, whose I have an authorized and registered copy in sight, therefore, under my responsibility, in accordance with article 98 of Law 24/2001 of December 27, I judge the appearing party with sufficient representative powers for the purposes of granting this deed of PURCHASE AND SALE OF SOCIAL PARTICIPATIONS, since it results in the appointment, term and acceptance of the position of said gentleman.------

The person appearing in the representation that shows that his position has been in force and that the circumstances of the Company to which represents , are those that have been recorded in the present, and have not changed.-----------------------

He assures me of the validity of his position, representative powers and the persistence of the legal capacity of the entity he represents.

BENEFICIAL OWNERSHIP.- I, the Notary, expressly state that I have complied with the obligation to identify the beneficial owner imposed by Law 10/2010 of April 28, the result of which is stated in the Act authorized by the Notary Public of Valencia, Santiago Mompó Gimeno, on November 29, 2013, with protocol number 2,523, stating that the content of the document has not been modified the same. _____________________

He assures me of the validity of his position, representative powers and the persistence of the legal capacity of the entity he represents.

2).- AND FRANCISCO DE BORJA PELLICER LÓPEZ, in his own name and right

They have, in my opinion, in the concept in which theyare respectively involved, legal capacity and sufficient representative powers to grant this SHARE PURCHASE DEED, and to that effect:--------------- ------

=== EXPOSE ===

I.- The company “CROCODILE INVESTMENT, S. L. UNIPERSONAL”: NUMBER OF PARTICIPATIONS AND TITLE.-

That the company “CROCODILE INVESTMENT, S.L. UNIPERSONAL” is the owner, among others, of THREE HUNDRED shares, numbers from 1 to 300, both inclusive, of ONE EURO (€1.00) of face value each, fully subscribed and paid up, of the company “SOLAR ROCKET, S.L. UNIPERSONAL”, whose circumstances appear in the intervention of this deed.------------

TITLE.- They belong to you in full domain, by virtue of the following title by purchase formalized in a deed authorized by the undersigned Notary, on November 29, 2013, under protocol number TWO THOUSAND FIVE HUNDRED AND TWENTY- ONE. ___________

II.- CHARGES AND LIENS. -------------------

The corporate shares that are the object of transfer hereby are free of liens and encumbrances, with no judicial retention or any other type of retention weighing on them.---------------

III.- FREE TRANSFERABILITY. ---------------

That the company “CROCODILE INVESTMENT, S.L. UNIPERSONAL”, the seller, holds the status of sole partner of the company “SOLAR ROCKET, S.L. UNIPERSONAL”, therefore there is no legal impediment or unfulfilled statutory agreement that prevents or restricts the free transferability of the aforementioned shares.

IV.- Based on all of the foregoing, the parties appearing, who have agreed to the sale of the shares described above,

GRANT: - ________________________

FIRST.- PURCHASE . ------------------------

That the company “CROCODILE  INVESTMENT, S.L. UNIPERSONAL”, duly represented in this act, SELLS AND TRANSFERS to MR. FRANCISCO DE BORJA PELLICER LÓPEZ, who PURCHASES AND ACQUIRES full ownership of the 300 social shares numbers 1 to 300, both inclusive of the Company “SOLAR ROCKET, S.L. UNI PERSONAL”, described in the expository part of this deed, with all the attached or accessory rights, and with a community nature.-------------

SECOND.- PRICE.-----------------------------

The sale price is set at the amount of ONE EURO (€1.00) for each share. The result is, therefore, a global price of THREE HUNDRED EUROS (€300.00), an amount that the seller admits to having received from the buyer today, in metallic cash, granting an effective letter of payment. ____________

THIRD.- EXPENSES.- The expenses and taxes derived from this transfer will be paid by the seller.-------------------------

FOURTH.- REGISTRATION IN THE MEMBERS’ REGISTRY BOOK.- The Company, through its Sole Administrator, MR. ENRIQUE SELVA BELLVIS, appearing herein, declares that he is notified of the acquisition carried out by virtue of this deed, in order to proceed to register in the name of the acquirer, in the Company’s Register of Members, the THREE HUNDRED shares acquired by MR. FRANCISCO DE BORJA PELLICER LÓPEZ, in the terms set forth.--------- --------------------

FIFTH.- The appearing parties state:------

a) That the prohibition contained in article 96.3 of the current Commercial Code does not affect them, since the intervening parties are not in a situation of bankruptcy.------

b) That this transmission is not included in any of the cases of numbers 1 to 4 of article 108 of Law 4/1988, on the Securities Market, modified by the twelfth additional provision of Law 36/2006 on November 29, modified again by Law 11/2009 of October 26, 2.009, and again modified by Law 7/2012, of October 29, to intensify actions in the prevention and fight against tax fraud, for which the application of the tax exemption provided for in the aforementioned article is requested.-

SIXTH. - NEW DISTRIBUTION OF SHARE CAPITAL. As a consequence of the transfer formalized by virtue of this, the current partners of the company “SOLAR ROCKET, S.L. UNIPERSONAL” are:---

MR. FRANCISCO DE BORJA PELLICER LÓPEZ, holder of 300 shares, numbers 1 to 300 both inclusive.------------------------------ ----

And the company “CROCODILE INVESTMENT, SL UNIPERSONAL”, holder of 2,700 shares social, numbers 301 to 3,000 both inclusive.----

SPECIAL CLAUSE ON THE PROTECTION OF PERSONAL DATA.--------------------------------

In accordance with the provisions of Organic Law 15/1999, of December 13, on the Protection of Personal Data, the appearing party is informed and accepts the incorporation of their data into the automated files existing in my notarial office, which is They will be kept therein confidentially, without prejudice to mandatory referrals to Public Administrations as stipulated by Law. Its purpose is to prepare this public instrument, its invoicing and subsequent monitoring in the exercise of the functions of the notarial activity.

AUTHORIZATION AND GRANT ----------------

This is granted by the appearing parties, who have made the legal reservations and warnings, and especially those of a fiscal nature, and read this deed, by me, at their choice, after waiving their right to do so by themselves, of the person who I warned, in its content they are ratified and signed.---- -----------

And I, the Notary Public, attest to the content of this document, spread over seven pages of stamped paper for exclusively notarial use, numbers the present and the previous six in order correlative, I the Notary, I attest.----

There are the signtures of the appearing parties. signed.

SANTIAGO MOMPO GIMENO. Initialed and sealed.-------

NOTARY FEE. ACCRUED RIGHTS. Applicable tariff, numbers: 2, 4, 7 and na sa. Basis: €300.

TOTAL: €126.96 (Taxes excluded)

IT IS THE FIRST AUTHORIZED EXACT COPY of its matrix that I issue at the request of the purchasing party, on seven stamped pages of exclusive paper for notarial use, numbers the present and the previous six in consecutive order. In VALENCIA seventeen of March two thousand and fifteen. ATTEST.------------------

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